                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated February 6, 2001, included in the Annual Report on Form 10-K of Alfa Corporation and subsidiaries for the year ended December 31, 2000.



                                       /s/ KPMG LLP
                                       -----------------



Atlanta, Georgia
August 1, 2001